                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 19, 1997


                                PROFFITT'S, INC.
                                ----------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


      TENNESSEE                      1-13113                    62-0331040
   ---------------                -------------             ------------------
   (STATE OR OTHER                 (COMMISSION                (IRS EMPLOYER
   JURISDICTION OF                 FILE NUMBER)             IDENTIFICATION NO.)
    INCORPORATION)


                750 LAKESHORE PARKWAY, BIRMINGHAM, ALABAMA 35211
             -----------------------------------------------------------
         (ADDRESSES OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (205) 940-4000
                         ---------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.   OTHER EVENTS.
------    ------------

     On December 19, 1997, Proffitt's, Inc., a Tennessee corporation ("Proffitt's" or the "Registrant"), issued a press release announcing that its wholly-owned subsidiary, Parisian, Inc., an Alabama corporation ("Parisian") will offer to purchase for cash any and all of the Parisian 9-7/8% Senior Subordinated Notes due 2003 (the "Notes"), as guaranteed by Proffitt's. Approximately $97 million of the original principal amount of the Notes presently remains outstanding. Concurrently, Parisian is soliciting consents from holders of the Notes to proposed amendments to the indenture pursuant to which the Notes were issued. A copy of the press release is attached hereto as
Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
------    -------------------------------------------------------------------

     (c)  Exhibits.

          The following exhibits are filed herewith:

     Exhibit No.                    Description
     -----------                    -----------

     99.1                           Press Release dated December 19, 1997.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         PROFFITT'S, INC.


                                         /s/ Douglas E. Coltharp
                                         -------------------------
                                         Douglas E. Coltharp
                                         Executive Vice President and
                                         Chief Financial Officer



Date:  December 19, 1997

                               INDEX TO EXHIBITS
                               -----------------

  Exhibit
  -------
    99.1       Press Release dated December 19, 1997.